Exhibit 99.1

Pool Composition

The composition, distribution by contract rate, distribution by remaining term to stated maturity, geographic distribution and distribution by remaining principal balance, in each case of the Subsequent Receivables, as of the Subsequent Cutoff Date are set forth in the tables below. The percentages in the following tables may not add to 100% due to rounding.

Composition of the Subsequent Receivables

Total
Aggregate Principal Balance	$9,999,859.95
Number of Receivables	641
Average Principal Balance	$15,600.41
Weighted Average Contract Rate	10.06%
Contract Rate (Range)	6.35% to 25.00%
Weighted Average Original Term to Stated Maturity (in months)	60.17
Original Term (Range)	24 months to 72 months
Weighted Average Remaining Term to Stated Maturity (in months)	58.28
Remaining Term (Range)	22 months to 72 months
Weighted Average FICO Score (based on accounts with a non-zero credit score)	680
Percentage of Pool Balance for New/Used Vehicles	3.52% / 96.48%

Distribution by Contract Rate of the Subsequent Receivables as of the

Subsequent Cutoff Date

Contract Rate (Range)	Number of Receivables	Aggregate Principal Balance	Percentage Of Aggregate Principal Balance
3.500% to 4.000%	0	$0	0%
4.001% to 5.000%	0	$0	0%
5.001% to 6.000%	0	$0	0%
6.001% to 7.000%	62	$1,019,658.19	10.20%
7.001% to 8.000%	122	$1,936,889.29	19.37%
8.001% to 9.000%	95	$1,657,017.09	16.57%
9.001% to 10.000%	96	$1,526,750.49	15.27%
10.001% to 11.000%	63	$1,016,423.68	10.16%
11.001% to 12.000%	63	$981,121.63	9.81%
12.001% to 13.000%	43	$632,221.33	6.32%
13.001% to 14.000%	27	$353,188.05	3.53%
14.001% to 15.000%	20	$267,027.43	2.67%
15.001% to 16.000%	8	$129,660.60	1.30%
16.001% to 17.000%	6	$70,339.47	0.70%
17.001% to 18.000%	7	$74,845.13	0.75%
18.001% to 19.000%	8	$97,121.98	0.97%
19.001% to 20.000%	6	$64,174.77	0.64%
20.001% to 21.000%	8	$89,631.48	0.90%
21.001% to 22.000%	4	$46,812.15	0.47%
22.001% to 23.000%	2	$28,350.85	0.28%
23.001% to 24.000%	0	$0	0%
24.001% to 25.000%	1	$8,626.34	0.09%
25.001% to 26.000%	0	$0	0%
26.001% to 27.000%	0	$0	0%
27.001% and above	0	$0	0%

Total	641	$9,999,859.95	100.00%

Distribution by Remaining Term to Stated Maturity of the Subsequent Receivables

as of the Subsequent Cutoff Date

Remaining Term (Range)	Number of Receivables	Aggregate Principal Balance	Percentage Of Aggregate Principal Balance
1 to 12 months	0	$0.00	0.00%
13 to 24 months	4	$31,724.09	0.32%
25 to 36 months	27	$251,897.60	2.52%
37 to 48 months	95	$1,127,155.88	11.27%
49 to 60 months	336	$5,027,212.62	50.27%
61 to 72 months	179	$3,561,869.76	35.62%
73 to 84 months	0	$0	0%

Total	641	$9,999,859.95	100.00%

Geographic Distribution of the Subsequent Receivables

as of the Subsequent Cutoff Date

State	Number of Receivables	Aggregate Principal Balance	Percentage Of Aggregate Principal Balance
Alabama	255	$3,659,416.47	36.59%
Texas	142	$2,426,688.35	24.27%
Georgia	103	$1,616,655.46	16.17%
North Carolina	38	$594,709.39	5.95%
South Carolina	30	$489,198.07	4.89%
Florida	27	$478,692.56	4.79%
Mississippi	28	$418,273.70	4.18%
Tennessee	13	$234,479.54	2.34%
All Other	5	$81,746.41	0.82%

Total	641	$9,999,859.95	100.00%

•	Numbers by state are based on billing address of the obligors as of the Subsequent Cutoff Date, which may differ from the state of origination of the Receivable.

•	“Other “includes 2 other states, none of which have Subsequent Receivables in excess of 0.56% of the aggregate principal balance.

Distribution by Remaining Principal Balance of the Subsequent Receivables

as of the Subsequent Cutoff Date

Remaining Principal Balance (Range)	Number of Receivables	Aggregate Principal Balance	Percentage Of Aggregate Principal Balance
$500.00 to $5,000.00	0	$0	0%
$5,000.01 to $10,000.00	105	$857,737.11	8.58%
$10,000.01 to $15,000.00	231	$2,887,063.09	28.87%
$15,000.01 to $20,000.00	171	$2,969,772.84	29.70%
$20,000.01 to $25,000.00	94	$2,102,968.92	21.03%
$25,000.01 to $30,000.00	25	$678,453.26	6.78%
$30,000.01 to $35,000.00	11	$347,788.56	3.48%
$35,000.01 to $40,000.00	2	$73,663.68	0.74%
$40,000.01 to $45,000.00	2	$82,412.49	0.82%
$45,000.01 to $50,000.00	0	$0	0%
$50,000.01 to $55,000.00	0	$0	0%
$55,000.01 to $60,000.00	0	$0	0%
$60,000.01 to $65,000.00	0	$0	0%
$65,000.01 to $70,000.00	0	$0	0%
$70,000.01 to $75,000.00	0	$0	0%
$75,000.01 to $80,000.00	0	$0	0%
$80,000.01 and greater	0	$0	0%

Total	641	$9,999,859.95	100.00%